Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Acquires 100% of Balanced Health Botanicals,               a Profitable Leader in the US CBD Category, Providing an Additional Pathway       to High-THC Cannabis Market in the US

– Acquisition Expected to be Immediately Accretive to Net Income –

Vancouver, BC, August 16, 2021 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ:VFF) (TSX:VFF) today announced that it has acquired 100% interest of privately-held, Colorado-based CBD-platform Balanced Health Botanicals (“Balanced Health”) in a transaction valued at US$75 million, effective today (“Closing Date”).  Balanced Health owns and operates one of the largest brands in the hemp-derived cannabidiol (CBD) market in the United States, providing Village Farms with immediate entry into the US CBD market in a consumer products category adjacent to the high-THC cannabis market, as well as the broader consumer packaged goods (CPG) wellness arena.  Balanced Health is a profitable business and the acquisition is expected to be immediately accretive to net income.

Balanced Health develops and sells high-quality, CBD-based health and wellness products. With an overriding focus on quality and compliance, Balanced Health has established a diverse portfolio of CBD and other cannabinoid products, including ingestible, edible and topical applications that are distributed via e-commerce and brick and mortar retail channels.  Its e-commerce platform, CBDistillery™ (www.theCBDistillery.com), is a top-five US CBD brand1 and top-ranked web site within the CBD category, with more than 30,000 orders monthly and a significant repeat customer base.  Through its long-term partnerships, Balanced Health has control of the entire supply chain from seed-to-shelf, seamless sourcing, manufacturing, and sale of high-quality end products across a wide variety of forms and uses.

Highlights of the Acquisition

•

Provides immediate access to the US retail CBD market, estimated to grow to US$16 billion by 2025[2] (from US$4.7 billion in 20202) through a well-established, profitable business, with top brand awareness, an established e-commerce platform (CBDistillery™), established retail channels and a growing customer base;

•

Adds an experienced team and product categories in the US adjacent to Village Farms’ consumer products portfolio with expansion potential across all cannabinoid products as permissible under currently evolving legislation, including an additional potential pathway to the US high-THC cannabis market;

Exhibit 99.1

•

Immediately accretive to net income with a purchase price of US$75 million satisfied through US$30 million in cash and common shares of the Company equal to US$45 million to the sellers of Balanced Health;

•	Expected to contribute annualized sales of more than US$30 million at an annualized adjusted EBITDA margin of in excess of 15% in 2022; and,
•

Opportunity for Village Farms (and its wholly owned subsidiary, Pure Sunfarms, Canada’s premiere supplier and brand) to add significant expertise throughout Balanced Health’s supply chain, including the potential to leverage Village Farms’ long-standing relationships as a produce supplier to its grocery and large-format retailers in the US, as well as through further investment in Balanced Health’s brand and expansion of its leading e-commerce platform.

Village Farms Management Commentary

“Since US federal legalization in late 2018, hemp-derived CBD products, as well as other cannabidiol-based products, have been part of our comprehensive strategy focused on high-value, high-growth plant-based consumer packaged goods opportunities in cannabis,” said Michael DeGiglio, CEO, Village Farms International.  “As a well-established, profitable leader in the US retail CBD market, Balanced Health is the right opportunity, at the right time, to take our next major step forward in anticipation of regulatory clarity that will propel the growth of this nascent market.  Balanced Health provides a prudent means by which to invest in our cannabis strategy, providing immediate accretion to profitability, meaningful upside potential within the current Balanced Health business and multiple additional strategic opportunities to drive significant additional shareholder value over the medium and long term.”

“Importantly, the addition of the Balanced Health platform provides us with another potential pathway to participate in the US high-THC cannabis market, when permitted to do so, that could enable us to more rapidly access the market, in advance of our plans to convert our more than 5.5 million square feet of high-tech greenhouse facilities in West Texas – one of the most favourable environments for cannabis cultivation in the continental US – for large-scale, low-cost production of cannabis.”

Mr. DeGiglio concluded, “We are thrilled to welcome the outstanding leadership and operational teams at Balanced Health to the Village Farms family. They add complementary capabilities and cannabis expertise that will significantly strengthen our ability to achieve our strategic objectives. We look forward to leveraging their unparalleled know-how and unique skill sets as we continue to grow our Company and pursue our long-term vision to be a formidable, vertically integrated consumer packaged goods company focused on plant-based health and wellness.”

Balanced Health Management Commentary

“We are ecstatic to join forces with Village Farms, a leader in the global cannabis and CBD industries,” said Chase Terwilliger, Chief Executive Officer of Balanced Health Botanicals. “Since 2016, our nimble team has worked tirelessly to create not only a leading brand of which we are extremely proud but also one that is truly making an impact in the lives of consumers by providing everyday premium products. We’ve been able to achieve and maintain a top-five market share1 in

Exhibit 99.1

the CBD market, while generating positive cash flow. As part of the Village Farms organization, we will be able to take the next steps in our growth strategy, with the opportunity for prudent, return-focused investments, to further expand our market share and drive efficiencies, with a focus on continued profitability.”

“Village Farms is a highly complementary match for Balanced Health, with a strong alignment of vision and values, providing the opportunity for unparalleled collaboration, and a shared objective to be the leader in every market in which we participate. We remain steadfast in our commitment to our retail partners and customers, and are confident this acquisition will further strengthen our ability to meet their needs.”

Acquisition Agreement and Purchase Price

Under the terms of the Acquisition Agreement, the consideration to the sellers of Balanced Health is composed of US$30 million paid in cash, net of all debt of Balanced Health and transaction expenses, and 4,707,113 common shares of the Company, which are equal to US$45 million as calculated based on the volume weighted average trading price on Nasdaq for the ten (10) trading days ending the day prior to the Closing Date. The common shares issued pursuant to the Acquisition Agreement will be subject to lock-up agreements which allow for immediate trading, subject to compliance with applicable securities laws, of 25% of shares received and the balance to be released for trading in three (3) equal installments of 25% every four (4) months.  Balanced Health will have no debt upon completion of the transaction.

Within 75 days of the Closing Date, the Company is required to file with the U.S. Securities and Exchange Commission, on Form 8-K/A, historical financial statements for Balanced Health, together with unaudited pro forma combined financial statements of the Company as if the acquisition of Balanced Health had occurred on January 1, 2021.

Advisors

Vicente Sederberg LLP and Torys LLP acted as legal counsel to Village Farms and Orient Point Partners LLC acted as financial advisor to Village Farms for this transaction.

Notes

1. Brightfield Group: 2021 Mid-Year US CBD Report.

2. Brightfield Group.

About Village Farms International, Inc.

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods opportunities, with a strong foundation as a leading fresh produce supplier to grocery and large-format retailers throughout the US and Canada, and new high-growth opportunities in the cannabis and CBD categories in North America and selected markets internationally.

Exhibit 99.1

In Canada, the Company's wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of the best-selling brands.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD brands and e-commerce platforms in the country.  Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms' cannabis success in Canada.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential, with an initial focus on the Asia-Pacific region and Europe.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This press release also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”.

Forward-looking statements in this press release relate to the Company’s and Balanced Health future outlook or financial position and anticipated events or results and may include statements regarding the financial position, income, business strategy, budgets, expansion plans, litigation, projected production, expectations regarding the US retail CBD and high-THC cannabis markets, the effect that the acquisition of Balanced Health will have of the Company’s net income, sales and EBITDA margin,  projected costs, capital expenditures, financial results, profitability, taxes, plans and objectives of or involving the Company and Balanced Health.

Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company or Balanced Health, the greenhouse vegetable industry and the cannabis industry and market are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our operating history, including that of Balanced Health, Pure Sunfarms and our start-up operations of growing hemp in the United States; the legal status of Pure Sunfarms and Balanced Health cannabis business; risks relating to the integration of Balanced Health into our business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; market position, ability to leverage current business relationships for future business involving hemp and cannabinoids, the ability of Pure Sunfarms to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Canadian operational facilities), and changes in our regulatory requirements; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the USA; risks related to

Exhibit 99.1

rules and regulations at the US federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including this press release. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain Investor Relations LodeRock Advisors (416) 519-4196 lawrence.chamberlain@loderockadvisors.com